SUPPLEMENT DATED FEBRUARY 22, 2010
TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2009

Prudential Variable Contract Account GI-2

WITH RESPECT TO

GROUP VARIABLE UNIVERSAL LIFE

The following replaces paragraph five in the section “Distribution and Compensation” on page 2 in the Group Variable Universal Life Statement of Additional Information and applies only to those group sponsored programs implemented on or after February 22, 2010:

Commissions to broker/dealers will not exceed 20% of the cost of insurance for each certificate year.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  The Supplemental Commission Program is comprised of four levels.  The level is determined based on (1) aggregate annualized due premium on eligible cases on the qualification date; (2) the number of eligible cases inforce on the qualification date; (3) the eligible new business premium with an effective date during the qualification period; and (4) the number of eligible new business Coverage Counts sold with effective dates during the qualification period.  The level is set by Prudential at the beginning of the qualification period and it will remain unchanged for the duration of the Supplemental Commission Program qualification period.  While the Group Variable Universal Life cost of insurance is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2008, December 31, 2007 and December 31, 2006 were $0, $0, and $9,776, respectively.  During 2008, 2007, and 2006, PIMS retained none of those commissions.   Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

GVULSUP104 Ed. 12/2009